UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2013 (April 30, 2013)
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AMERICAN CAPITAL AGENCY CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2013, American Capital Agency Corp. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”), at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, at 10:30 a.m. (ET). The record date for the Annual Meeting was March 8, 2013. As of the record date, a total of 396,451,470 shares of the Company's common stock, par value $0.01 per share (“Common Stock”), were entitled to vote at the Annual Meeting. There were 335,580,250 shares of Common Stock present in person or by proxy at the Annual Meeting.

To allow additional time for stockholders to vote on Proposal 2, a proposed amendment to the Company's certificate of incorporation to increase the number of authorized shares of preferred stock from 10,000,000 to 20,000,000 shares, the Annual Meeting with respect to such proposal was adjourned until 9:00 a.m., Eastern Time, on Thursday, May 30, 2013, at the Company's offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, MD 20814.

This Current Report on Form 8-K will be amended to report the final voting results on Proposal 2 once such final results are received by the Company. The final voting results for each of the remaining proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

1.    Election of Directors. The Company's common stockholders voted to elect nine (9) Director Nominees to hold office for a term of one (1) year and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstain	Non Votes
Malon Wilkus	162,228,277	7,050,303	9,024,650	157,277,020
John R. Erickson	152,939,502	17,953,309	7,410,409	157,277,020
Samuel A. Flax	162,197,588	8,656,374	7,449,268	157,277,020
Alvin N. Puryear	161,960,310	8,892,845	7,450,075	157,277,020
Robert M. Couch	167,894,214	2,991,921	7,417,095	157,277,020
Morris A. Davis	167,903,607	2,970,633	7,428,990	157,277,020
Randy E. Dobbs	166,366,118	4,509,886	7,427,226	157,277,020
Larry K. Harvey	166,804,985	4,062,308	7,435,937	157,277,020
Prue B. Larocca	168,697,332	2,160,529	7,445,369	157,277,020

3.    Ratification of appointment of Ernst & Young LLP. The Company's common stockholders voted to ratify the appointment of Ernst & Young LLP as the Company's independent public accountant for the year ending December 31, 2013.

For	Against	Abstain
324,333,332	2,228,632	9,018,286

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL AGENCY CORP.

Dated: May 3, 2013	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax
Executive Vice President and Secretary